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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                          ----------------------------


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 14, 2004

                         OUTDOOR CHANNEL HOLDINGS, INC.
                         ------------------------------
                           (Exact Name of Registrant)

            Delaware                                              20-1558098
-------------------------------                              -------------------
(State or Other Jurisdiction of                               (I.R.S. Employer
        Incorporation)                                       Identification No.)

                                     0-17287
                               -------------------
                              (Commission File No.)

43445 Business Park Drive, Suite 113, Temecula, California            92590
----------------------------------------------------------         ------------
        (Address of Principal Executive Offices)                    (Zip Code)

                                 (951) 699-4749
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
         (Former Name or Former Address, if Changed, Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but are not limited to statements identified by words such as "anticipate", "believe", "expect", "intend", "estimate", "may", "could", "project", "potential", "plan", "forecast", "future" or similar expressions. These forward-looking statements are subject to business and economic risk and reflect management's current expectations, estimates and projections about our business and are inherently uncertain and difficult to predict. Our actual results could differ materially. The forward-looking statements contained herein speak only as of the date on which they were made, and we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date of this Current Report.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

On September 14, 2004, Outdoor Channel Holdings, Inc., an Alaska corporation ("Holdings Alaska"), consummated a merger with and into its wholly owned subsidiary, Outdoor Channel Holdings, Inc., a Delaware corporation ("Holdings Delaware") (the "Reincorporation"). The shares of Holdings Delaware common stock issued in the Reincorporation to the shareholders of Holdings Alaska were issued in a transaction exempt from registration under the Securities Act of 1933 by reason of Rule 145(a)(2) under the Securities Act. Pursuant to the Reincorporation, every two (2) shares of Holdings Alaska common stock were automatically converted into five (5) shares of Holdings Delaware common stock resulting in the Registrant expecting to have a total of approximately 18.3 million shares of common stock after the Reincorporation. The actual number of shares to be issued in the Reincorporation may be reduced if any of the prior shareholders of The Outdoor Channel Inc. ("TOC") who did not consent to the recent merger pursuant to which Registrant acquired all of the outstanding stock of TOC (the "TOC Merger") exercise their dissenters' rights under applicable law and are paid cash in lieu of shares. The TOC Merger closed September 8, 2004 and approximately 2.3 percent of the previously outstanding TOC common shares failed to consent to the TOC Merger.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

As provided by the Agreement and Plan of Merger for the Reincorporation, every two (2) shares of Holdings Alaska common stock, $0.02 par value, were automatically converted into five (5) shares of Holdings Delaware common stock, $0.001 par value per share, at the time the Reincorporation became effective. The ratio of two shares being converted into and exchanged for five shares is referred to herein as the "split ratio." Each stock certificate representing issued and outstanding shares of Holdings Alaska common stock now represents the number of shares of Holdings Delaware common stock adjusted for the split ratio. Each holder of shares of Holdings Alaska Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Holdings Delaware Common Stock will receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of Holdings Delaware Common Stock multiplied by (ii) the average bid and ask price for a share of Holdings Delaware Common Stock, as adjusted for the split ratio, as quoted on the OTC Bulletin Board on September 14, 2004.

In addition, all employee benefit plans (including stock options and other equity based plans) of Holdings Alaska will be continued by Holdings Delaware, and each outstanding warrant, option, convertible security or right to purchase stock issued and outstanding was automatically converted into a warrant, option, convertible security or right to purchase stock with respect to a number of shares of Holdings Delaware adjusted for the split ratio.

The constituent instruments defining the rights of holders of the registrant's common stock will now be the Certificate of Incorporation and Bylaws of Holdings Delaware, copies of which are filed as exhibits to this Form 8-K, rather than the articles of incorporation and bylaws of Holdings Alaska. After the Reincorporation, Delaware corporate law will generally be applicable in the determination of the rights of stockholders under state corporate laws.

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

As a result of the Reincorporation, the Registrant's Certificate of Incorporation and Bylaws are the Certificate of Incorporation and Bylaws of Holdings Delaware, copies of which are filed as exhibits to this Form 8-K and incorporated herein.

ITEM 8.01 OTHER EVENTS.

As a result of the Reincorporation, the Registrant is now a Delaware corporation. Holdings Delaware will continue all of the operations of Holdings Alaska under the same name and at the same addresses, and the board of directors and officers of Holdings Delaware are the same as the directors and officers of Holdings Alaska immediately prior to the Reincorporation.

The shares of common stock of Registrant began trading on The Nasdaq National Market, commencing with market open on September 15, 2004, under the temporary symbol "OUTDD," which is expected to return to the symbol "OUTD" after the requisite 20-day transition period.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

 (C)     EXHIBITS

    2.1 Agreement and Plan of Merger, between Outdoor Channel Holdings, Inc., a Delaware corporation, and Outdoor Channel Holdings, Inc., an Alaska corporation, dated as of September 7, 2004

    3.1 Certificate of Incorporation of Outdoor Channel Holdings, Inc., a Delaware corporation

    3.2       Bylaws of Outdoor Channel Holdings, Inc., a Delaware corporation




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.



By:      /S/ WILLIAM A. OWEN
     -------------------------------------
Name:    William A. Owen
       -----------------------------------
Title:   Chief Financial Officer
        ----------------------------------

Dated: September 17, 2004



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